Filed pursuant to Rule 497(e)
Registration Nos. 033-47508; 811-06653
The Jensen Quality Growth Fund Inc. (the “Fund”)

Supplement dated May 1, 2025
to the Summary Prospectus and Statutory Prospectus,
each dated September 30, 2024, as supplemented

Effective May 1, 2025, the mailing address for the Fund has changed. Going forward, please send written requests to obtain Fund documentation, or to purchase, redeem, or exchange shares of the Fund to:

Regular Mail:
The Jensen Quality Growth Fund Inc.
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252

Overnight Delivery:
The Jensen Quality Growth Fund Inc.
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307

Please retain this supplement for future reference.

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